United States
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 12, 2001


                         Canada Southern Petroleum Ltd.
             (Exact Name of registrant as specified in its charter)


Nova Scotia, Canada               1-3793              98-0085412
-----------------------         ------------       ------------------
(State or other jurisdiction   (Commission           (IRS Employer
       of incorporation)        File Number)        Identification No.)


      Suite 505, 706 Seventh Avenue, S.W., Calgary, Alberta, Canada T2P 0Z1
                    (Address of principal executive offices)


        Registrant's telephone number, including area code (403) 269-7741


Not Applicable (Former name or former address, if changed since last report.)



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                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.





Item 5.  Other Events

          On January 12, 2001, The Company reported that oral arguments in the Kotaneelee litigation will be heard by the Court on February 6, 2001 and there will not be any additional written arguments. The Court scheduled a total of one hour and fort-five minutes for the oral arguments.

         On January 19, 2001, the Company also reported that it recently completed the sale of a minor property interest in Northeast British Columbia for Can. $800,000. The Company's cash and marketable securities currently total approximately Can. $2.1 million after adding the proceeds of the sale.

         The Company also reported that the January 2001 escrow report for the Kotaneelee gas field indicates that the Company's share of net revenues deposited in escrow was Can. $3,747,000 for production through October 31, 2000. Based on the reported data, the Company believes the total amount due the Company from all of the defendants was Can $11,300,000.

         The Company's Annual Report on Form 10-K for the year ended December 31, 1999 should be read for a detailed discussion of the Kotaneelee litigation.

         Statements in this report that are not historical in nature are intended to be - and are hereby identified as -- "forward-looking statements" for purposes of the "Safe Harbor Statement" under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those indicated in the forward-looking statements. Among these risks and uncertainties are (a) uncertainties as to the costs, length, and outcome of the Kotaneelee litigation, and (b) the uncertainty as to when or if the company will receive any revenue from the Kotaneelee gas field.


                                    FORM 8-K

                         CANADA SOUTHERN PETROLEUM LTD.



The press releases relating to these developments are filed herewith as exhibits and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and
                 Exhibits

          (c)    Exhibits

                 (99)      Additional Exhibits

             (a)      Press release of the registrant dated January 12, 2001.
             (b)      Press release of the registrant dated January 19, 2001.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CANADA SOUTHERN PETROLEUM LTD.
                                                 (Registrant)



                                  By  /s/ Ben A. Anderson
                           --------------------------------------------------
                                          Ben A. Anderson
                                          President


Date:  January 19, 2001